Exhibit 10.28

FIRST AMENDMENT TO LOAN DOCUMENTS

October 24, 2007

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made as of this 24th day of October, 2007 (the “Effective Date”) by LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (individually and as lead arranger and administrative agent for itself and certain co-lenders), having an address at 399 Park Avenue, 8th Floor, New York, New York 10022 (“Lender”), TARANTULA VENTURES LLC, a Delaware limited liability company having an address at 1212 New York Avenue, N.W., Suite 900, Washington, D.C., 20005.

R E C I T A L S:

A.    Pursuant to that certain Loan Agreement dated as of February 28, 2007 by and between Borrower and Lender (the “Original Loan Agreement”), Borrower executed and delivered to Lender that certain Promissory Note dated as of February 28, 2007, payable to the order of Lender in the stated principal amount of $30,144,376.00, which Note evidences a loan in the same amount made by Lender to Borrower (the “Loan”);

B.    Borrower has requested Lender’s consent to certain Transfers associated with the formation transactions (collectively, the “Public Offering Formation Transactions”) described in the REIT’s form S-11 registration statement as filed with the Securities and Exchange Commission on August 9, 2007, and as subsequently amended.

C.    In connection with the Public Offering Formation Transactions, Borrower has requested that Lender (i) release Lammot J. du Pont and Hossein Fateh as Guarantors under the Loan, and accept DuPont Fabros Technology, L.P. as a replacement Guarantor under the Loan, and (ii) enter into this Amendment to provide for certain modifications to the Original Loan Agreement.

D.    Lender has agreed to modify the Original Loan Agreement as set forth herein under the terms and conditions provided herein. The Original Loan Agreement, as modified by this Amendment, is hereinafter referred to as the “Loan Agreement”.

NOW, THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower, intending to be legally bound, do hereby covenant and agree as follows:

1.    Recitals and Definitions. The recitals set forth herein are true and accurate and are incorporated herein by reference. Capitalized terms which are not specifically defined herein shall have the meanings set forth in the Loan Agreement.

2.    Amendments to Original Loan Agreement.

a. The following terms defined in Schedule I of the Original Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

        (i)    “Environmental Indemnity” shall mean that certain Environmental and Hazardous Substances Indemnification Agreement dated as of October 24, 2007, executed by each of Borrower and Guarantor, in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

        (ii)    “Guarantor” shall mean DuPont Fabros Technology, L.P., a Maryland limited partnership.

        (iii)    “Guaranty of Recourse Obligations” shall mean that certain Guaranty of Recourse Obligations dated as of October 24, 2007 executed by Guarantor in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

        (iv)    “Permitted Transfer” shall mean a Transfer or Transfers of shares of capital stock in DuPont Fabros Technology, Inc. (“REIT”).

b. The following Sections of the Original Loan Agreement are hereby amended as follows:

(1)    Section 5.22(c) is hereby deleted in its entirety.

(2)    The last sentence of Section 5.22(d) is hereby deleted in its entirety, and the following sentence is inserted in lieu thereof:

“Notwithstanding anything to the contrary contained in this Section 5.22, no Transfer of the Property (or any direct interests in Borrower, Tarantula Interests LLC, or Safari Ventures LLC) shall be made to any Prohibited Person.”

(3) The following sentence is added to the end of Section 5.22(g):

“The provisions of this Section 5.22(g) shall not apply to Permitted Transfers.”

(4) Section 9.4 of the Original Loan Agreement is hereby deleted in its entirety, and the following sentence is inserted in lieu thereof:

“9.4 Guarantor Bankruptcy. Notwithstanding anything to the contrary in this Agreement, a voluntary bankruptcy filing by Guarantor shall not constitute an Event of Default hereunder provided that Borrower replaces such Guarantor with a Person acceptable to Lender in its sole discretion; provided the Loan is not otherwise in Default and remains in full force and effect.”

(5) The definitions of “Net Liquid Assets”, “Property Manager” and “Tangible Net Worth” contained in Schedule I of the Original Loan Agreement are hereby deleted in their entirety.

3.    Ownership Chart. Attached hereto as Exhibit A is a true, correct and complete copy of an ownership chart depicting the current ownership structure of Borrower, each constituent partner or member of Borrower (including their respective ownership interests, direct or indirect, and capital contributions), which chart shall identify each Person who owns or controls, directly or indirectly, any such partner or member of Borrower.

4.    Confirmation of Representations and Warranties. Borrower hereby represents and warrants to Lender that each of the representations and warranties of Borrower contained in the Loan Documents to which it is a party are true, correct and complete as of the date hereof and apply to the execution and delivery of this Amendment and any other documents executed in connection herewith.

5.    No Defenses. Borrower hereby acknowledges, confirms and warrants to Lender that as of the date of this Amendment, Borrower has no defenses, claims, rights of set-off or counterclaims against Lender under, arising out of, or in connection with any of the Loan Documents or against any of the indebtedness evidenced, advanced or secured thereby, any and all of which Borrower hereby expressly waives.

6.    Confirmation of Lien. Borrower acknowledges and agrees that the Security Instrument constitutes a valid first lien upon the Property in favor of Lender and that the Loan Documents constitute valid and binding agreements and obligations of the parties thereto with respect to the Loan. The Property is and shall remain subject to and encumbered by the lien, charge and encumbrance of the Security Instrument and nothing herein shall affect or be construed to affect the lien, charge or encumbrance of the Security Instrument or the priority thereof or of this Amendment over other liens or encumbrances.

7.    No Oral Modification. This Amendment may not be amended except upon the written agreement of all of the parties hereto.

8.    Ratification. Except as expressly modified and amended herein, Borrower covenants and agrees that all of the terms, covenants, promises, warranties, representations and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect with respect to the Borrower. Borrower hereby ratifies and confirms each of its obligations under the Note, the Loan Agreement, as modified hereby, and each of the other Loan Documents.

9.    Binding Upon Successors and Assigns. This Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns under the Loan Agreement.

10.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11.    Validity of Provisions. Any provision of this Amendment which may prove unenforceable under law shall not affect the validity of the other provisions hereof.

12.    Judicial Interpretation. Should any provision of this Amendment, the Loan Agreement or any of the other Loan Documents require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Amendment.

13.    Time; Construction; Exhibits and Schedules. Time is of the essence with respect to each provision of this Amendment. All references to the singular or plural number or masculine, feminine or neuter gender shall, as the context requires, include all others. All references to sections, paragraphs, and exhibits are to this Amendment unless otherwise specifically noted. The use of the words “hereof”, “hereunder”, “herein” and words of similar import shall refer to this entire Amendment and not to any particular section, paragraph or portion of this Amendment unless otherwise specifically noted. All exhibits attached hereto are by this reference made a part of this Amendment for all purposes.

14.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one agreement. It shall not be necessary for the same counterpart to be signed by all of the parties in order for this instrument to be fully binding upon any party signing at least one counterpart.

15.    Governing Law. This Amendment shall be governed, construed, applied and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

16.    Conflicting Provisions. In the event of any conflict between this Amendment and the terms of the Note or any of the other Loan Documents, the terms of this Amendment shall govern and control. Whenever possible, the provisions of this Amendment shall be deemed supplemental to and not in derogation of the terms of the Note, the Loan Agreement and the other Loan Documents.

17.    Entire Agreement. This Amendment and the documents executed and delivered in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof, and all understandings (oral or written) and agreements heretofore had among the parties are merged in or contained in this Amendment and such documents.

18.    Facsimile Execution. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

19.    Waiver of Jury Trial. THE LENDER AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY FOREVER WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AMENDMENT OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH

OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY OR THE EXERCISE BY ANY PARTY OF ITS RIGHTS UNDER THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE SUBJECT MATTER HEREOF OR THEREOF (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). BORROWER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO AND ACCEPT THIS AMENDMENT.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

TARANTULA VENTURES LLC, a Delaware limited liability company

By:	Tarantula Interests LLC, a Delaware limited liability company, its Managing Member

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

By:	DuPont Fabros Technology, Inc., a Maryland corporation, its Managing Member

By:	/s/ Hossein Fateh
Hossein Fateh, Chief Executive Officer

LENDER:

LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (individually and as lead arranger and administrative agent for itself and certain co-lenders)

By:	/s/ Massoud Bhatti
Name:	Massoud Bhatti
Title:	Authorized Signatory

Exhibit A

OWNERSHIP CHART

(see attached)